Supplement to

CALVERT MODERATE ALLOCATION FUND
CALVERT AGGRESSIVE ALLOCATION FUND

Calvert Sustainable and Responsible Equity Funds Prospectus Class I
dated January 31, 2010

Date of Supplement: June 24, 2010

Under "Investments, Risks and Performance -- Principal Investment Strategies" in the Fund Summary for each of Calvert Moderate Allocation Fund (page 40) and Calvert Aggressive Allocation Fund (page 43), add the following paragraph after the asset allocation chart:

The Fund may also invest, to a limited extent, in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund's portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.

Under "Investments, Risks and Performance -- Principal Risks" in the Fund Summary for each of Calvert Moderate Allocation Fund (page 40) and Calvert Aggressive Allocation Fund (page 43), add the following after the third paragraph titled "Management Risk":

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, and liquidity risk. The use of certain derivatives by the Fund may also have a leveraging effect, which may increase the volatility of the Fund and reduce its returns.

Exchange-Traded Fund ("ETF") Risk. ETFs seek to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF's fees and expenses as well as their share of the Fund's fees and expenses.

Under "More Information on Investment Strategies and Risks" on page 48, add the following sentence at the end of the third paragraph:

Each Asset Allocation Fund may also invest, to a limited extent, in (1) derivative instruments, including, but not limited to index futures, options and swaps; and (2) exchange-traded funds. Futures, options, swaps, and exchange-traded funds are discussed under the sub-sections titled "Description of Investment Strategies" and "Explanation of Investment Strategies Used by Certain Funds."

At the end of the section titled "More Information on Investment Strategies and Risks -- Explanation of Investment Strategies Used by Certain Funds" on page 52, add the following:

Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund

Swaps. A swap is an agreement between two parties to exchange payments based on a reference asset. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," -- i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Under "About Sustainable and Socially Responsible Investing," after the sub-section "Calvert Solution StrategiesTM -- Sustainable and Socially Responsible Investment Criteria" on page 60 (directly above "Special Investment Programs"), add the following:

CALVERT ASSET ALLOCATION FUNDS

(Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Investment Selection Process; Sustainable and Socially Responsible Investment

Each Fund is a "fund of funds" that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds that meets the Fund's investment criteria, including financial, sustainability and social responsibility factors. Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's sustainable and socially responsible investment criteria.

In addition, each Fund may invest, to a limited extent, in ETFs in order to facilitate the periodic rebalancing of the Fund's portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash. The ETFs in which a Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet such criteria otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the underlying funds' sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria, but rather to help the Fund meet its investment objective by obtaining market exposure to its target allocation.

Each Fund's investment criteria include the sustainable and socially responsible investment criteria of the underlying Calvert Funds in which the Fund invests.